UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 16, 2010

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	010-32217 (Commission File Number)	33-0599368 (IRS Employer Identification No.)

4350 Executive Drive, Suite 100, San Diego, CA 92121

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (858)-373-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2010, the Board of Directors of InfoSonics Corporation (the “Company”) unanimously approved an amendment to the Company’s Bylaws to provide for the election of directors at the annual meeting of stockholders by plurality vote, as opposed to the current majority vote standard for election of directors in the Company’s Bylaws.

The above description of the amendment to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amendment to Bylaws of InfoSonics Corporation dated April 16, 2010, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.2	Amendment to Bylaws of InfoSonics Corporation adopted by the Board of Directors on April 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date: April 16, 2010	By:	/s/ Roger Laungani
Roger Laungani
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amendment to Bylaws of InfoSonics Corporation adopted by the Board of Directors on April 16, 2010.